Exhibit 10.13

AMENDMENT NO. 1 TO THE SUBSCRIPTION AGREEMENT DATED APRIL 25, 2002 (THE "SUBSCRIPTION AGREEMENT") BETWEEN DIVERSIFIED PRODUCT INSPECTIONS, INC., A FLORIDA CORPORATION, (THE "COMPANY"), AND THE UNDERSIGNED DEBENTURE PURCHASER, SOFCON LIMITED.

The  undersigned  parties  hereby  agree  to  remove the following language from section  1  (c)  of  the  Subscription  Agreement:

"As further conditions to the funding of the second tranche in the amount of $100,000 it will only be funded if, during the 20 trading days prior to funding,
(i) the closing bid price has not been less than $0.25, (ii) the daily average dollar trading volume (trading volume x closing bid price by number of trading days) has not been less than $20,000 and (iii) the number of shares of Common Stock being registered is not less than 200% of the number of shares required to effect a conversion of the totaling $300,000 Debentures, taking into account the number of Warrants issued and accrued but unpaid interest and liquidated damages, if any."

Dated:  June  3,  2002


DIVERSIFIED  PRODUCT  INSPECTIONS,  INC.

BY:  /s/ John Van Zyll
      __________________
       John  Van  Zyll


SOFCON  LIMITED


BY:  /s/ Jan Telander
      ______________
     Jan Telander